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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 19, 2000

                              WACHOVIA CORPORATION
             (Exact name of registrant as specified in its charter)



        NORTH CAROLINA                   No. 1-9021             No. 56-1473727
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)



                 100 North Main Street, Winston-Salem, NC 27101
                   191 Peachtree Street NE, Atlanta, GA 30303
                    (Address of principal executive offices)


Registrant's telephone number, including area code:
                  Winston-Salem     336-770-5000
                  Atlanta           404-332-5000



                                 Not applicable.
          (Former name or former address, if changed since last report)
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Items 1 - 4.  Not Applicable.

Item 5.  Other Events

     On April 19, 2000, Wachovia Corporation issued a press release concerning its earnings and results for the first quarter of 2000.


Item 6.  Not Applicable.

Item 7.  Exhibits.

     99.1 Press Release, dated April 19, 2000, issued by Wachovia Corporation.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WACHOVIA CORPORATION



                                            By:     /s/ Robert S. McCoy, Jr.
                                                --------------------------------
                                                Name:  Robert S. McCoy, Jr.
                                                Title: Vice Chairman and
                                                       Chief Financial Officer

Date: April 20, 2000

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